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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               December 30, 1996



                           FAMILY GOLF CENTERS, INC.

            (Exact Name of Registrant as Specified in its Charter)


    Delaware                   0-25098                      11-3223246
----------------            ----------------            -------------------
 (State or other            (Commission File               (IRS Employer
 jurisdiction of                Number)                 Identification No.)
  incorporation)
                             225 Broadhollow Road
                           Melville, New York 11747
                           ------------------------
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666




                (Former Address, if changed since last report)






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Item 2.   Acquisition or Disposition of Assets.

          The Cincinnati Golf Academy
          ---------------------------

          On December 30, 1996, Family Golf Centers, Inc. (the "Company") acquired certain assets from Cincinnati Golf Academy, Ltd., an Ohio limited liability company (the "Seller"). The acquired assets included (i) approximately 31 acres of real property in Maineville, Ohio on which there is a golf driving range, miniature golf course and related facilities operated as the "Cincinnati Golf Academy", and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center (the "Cincinnati Assets").

          Pursuant to the Purchase Agreement, dated as of December 30, 1996, between the Seller, certain members of the Seller and the Company, the Company purchased the Cincinnati Assets for (i) $1,285,000 in cash, (ii) 40,000 shares of the Company's Common Stock (3,500 of which have been placed in escrow for two years to satisfy indemnification claims of the Company, if any, under the Purchase Agreement), and (iii) an option to purchase up to 10,000 shares of the Company's Common Stock at an exercise price of $40.00 per share, which option expires December 30, 2006. The source of funds for the cash portion of the purchase price was derived from working capital.

          The Company intends to continue operating the golf center and to make various capital improvements to it.

          The foregoing summary of the acquisition and related transactions is incomplete and is qualified in its entirety by reference to copies of the Purchase Agreement and certain other ancillary documents filed as Exhibits 1 through 4 and annexed hereto.

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          Fore Seasons Golf Center
          ------------------------

          On December 31, 1996, the Company acquired certain assets from Fore Seasons Golf, Inc., a Wisconsin corporation (the "Seller"). The acquired assets included (i) approximately 65 acres of real property in Milwaukee, Wisconsin on which there is a golf driving range (a portion of which is domed), miniature golf course and related facilities operated as the "Fore Seasons
Golf Center," and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center (the "Milwaukee Assets").


          Pursuant to the Purchase Agreement, dated as of December 31, 1996, between the Seller and the Company, the Company purchased the Milwaukee Assets for $2,597,500.00, of which $1,655,240.93 was paid in cash, $200,000.00 of which was represented by a one-year secured promissory note which bears interest at 8% per annum and the balance of which is represented by the assumption of certain debt which matures on February 5, 2016 and bears interest at 7.3% per annum. The source of funds for the cash portion of the purchase price was derived from working capital.

          The Company intends to continue operating the golf center and to make various capital improvements to it.

          The foregoing summary of the acquisition and related transactions is incomplete and is qualified in its entirety by reference to copies of the Purchase Agreement and certain other ancillary documents filed as Exhibits 5 through 7 and annexed hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

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          (a)  Financial Statements of Businesses Acquired

               In accordance with Item 7(a)(4) of Form 8-K, attached hereto as Exhibits 8 and 9, respectively are the financial statements of Cincinnati Golf Academy, Ltd. and Fore Seasons Golf, Inc.

          (b)  Pro Forma Financial Information

               It is impractical to file the pro forma financial statements at this time. The required pro forma financial information will be filed under cover of a Form 8-K/A within 60 days of January 14, 1997

          (c)  Exhibits

               1. Purchase Agreement, dated as of December 30, 1996, by and between Maineville Family Golf Centers, Inc., a wholly-owned subsidiary of Family Golf Centers, Inc., Cincinnati Golf Academy, Ltd., David Wechsler and Marvin Rosenberg.

               2. Escrow Agreement, dated as of December 30, 1996, by and between Family Golf Centers, Inc., Cincinnati Golf Academy, Ltd., and Continental Stock Transfer and Trust Company.

               3. Form of Stock Option Agreement, dated as of December 30, 1996, by and between Family Golf Centers, Inc. and the holder thereof.

               4. Registration Rights Agreement, dated as of December 30, 1996, by and between Family Golf Centers, Inc. and Cincinnati Golf Academy, Ltd.

               5. Purchase Agreement, dated as of December 31, 1996, by and between Milwaukee Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc. and Fore Seasons Golf , Inc.

               6. Second Mortgage Note, in the aggregate principal amount of $200,000.00 made by Milwaukee Family Golf Centers, Inc. in favor of Fore Seasons Golf, Inc.

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               7. Guaranty, dated December 31, 1996, made by Family Golf
          Centers, Inc. in favor of Fore Seasons Golf, Inc.

               8. Audited financial statements of Cincinnati Golf Academy, Ltd. for the period March 15, 1995 (date of inception) through December 31, 1995 and as of December 31, 1995.

               9. Audited financial statements for Fore Season Golf, Inc. for the period November 10, 1995 (beginning of operations) through October 31, 1996 and as of October 31, 1996.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 14, 1997.




                                        FAMILY GOLF CENTERS, INC.

                                        By: /s/ Dominic Chang,
                                            _________________________
                                                Dominic Chang,
                                        President and Chief Executive Officer



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                                 EXHIBIT INDEX
Exhibit
   No.    Description
--------  -----------
    1. Purchase Agreement, dated as of December 30, 1996, by and between Maineville Family Golf Centers, Inc., a wholly-owned subsidiary of Family Golf Centers, Inc., Cincinnati Golf Academy, Ltd., David Wechsler and Marvin Rosenberg.

   2. Escrow Agreement, dated as of December 30, 1996, by and between Family Golf Centers, Inc., Cincinnati Golf Academy, Ltd., and Continental Stock Transfer and Trust Company.

   3. Form of Stock Option Agreement, dated as of December 30, 1996, by and between Family Golf Centers, Inc. and the holder thereof.

   4.     Registration Rights Agreement, dated as of December 30,
          1996, by and between Family Golf Centers, Inc. and Cincinnati Golf Academy, Ltd.

    5. Purchase Agreement, dated as of December 31, 1996, by and between Milwaukee Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc. and Fore Seasons Golf , Inc.

    6. Second Mortgage Note, in the aggregate principal amount of $200,000.00 made by Milwaukee Family Golf Centers, Inc. in favor of Fore Seasons Golf, Inc.

    7.    Guaranty, dated December 31, 1996, made by Family Golf
          Centers, Inc. in favor of Fore Seasons Golf, Inc.

    8.    Audited financial statements of Cincinnati Golf Academy,
          Ltd. for the period March 15, 1995 (date of inception) through December 31, 1995 and as of December 31, 1995.

    9. Audited financial statements for Fore Season Golf, Inc. for the period November 10, 1995 (beginning of operations) through October 31, 1996 and as of October 31, 1996.